097 SA-1 12/11

SUPPLEMENT DATED DECEMBER 21, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 13, 2010

OF

FRANKLIN TEMPLETON INTERNATIONAL TRUST

(Franklin World Perspectives Fund)

The Statement of Additional Information is amended as follows:

The fifth paragraph under “Management and Other Services” on page 35 is revised as follows:

The Fund's sub-advisors are Franklin Templeton Investimentos (Brasil) Ltda. (FT Brazil) (providing investment advice with respect to investments in Brazil), Franklin Templeton Investments Corp. (FTIC) (providing investment advice with respect to investments in Canada), Franklin Templeton Investment Management Limited (FTIML) (providing investment advice with respect to European and Israeli investments), Franklin Templeton Asset Management (India) Private Limited (FT India)(providing non-discretionary investment advice with respect to Asia-Pacific assets other than Japan, Korea and Taiwan), Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea) (providing investment advice with respect to investments in Korea and Taiwan) and Franklin Templeton Investments Japan Limited (FT Japan) (providing investment advice with respect to investments in Japan). The investment manager conducts its own investment research and related services with respect to investments in the United States. The sub-advisors have an agreement with the investment manager and provide the investment manager with investment management advice and assistance. FT India provides the investment manager with non-discretionary investment management advice (which may include research and analysis services). The sub-advisors' activities are subject to the board's review and control, as well as the investment manager's instruction and supervision.

Please retain this supplement with your Statement of Additional Information for reference.